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                           HOLDINGS GUARANTY AGREEMENT

        This Holdings Guaranty Agreement (the "Guaranty") dated as of February 24, 1998, by Eagle-Picher Holdings, Inc., a Delaware corporation (the "Guarantor").

                                   WITNESSETH:

        WHEREAS, the Guarantor owns all of the issued and outstanding capital stock of EAGLE-PICHER INDUSTRIES, INC., an Ohio corporation, as survivor and successor by merger with E-P Acquisition, Inc. (as further defined in the Credit agreement referred to below, the "Borrower"); and

        WHEREAS, the Borrower and ABN AMRO Bank N.V. ("ABN AMRO"), individually and as agent (ABN AMRO acting as such agent and any successor or successors to ABN AMRO in such capacity being hereinafter referred to as the "Agent") have entered into a Credit Agreement dated as of February 19, 1998 (such Credit Agreement as the same may from time to time hereafter be modified, amended or restated being hereinafter referred to as the "Credit Agreement") pursuant to which ABN AMRO and such other banks, financial institutions and letter of credit issuers from time to time parties thereto (ABN AMRO, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "Lenders" and individually as a "Lender" and such letter of credit issuers being hereinafter referred to collectively as the "Letter of Credit Issuers" and individually as a "Letter of Credit Issuer") have extended various credit facilities to the Borrower; and

        WHEREAS, the Borrower may from time to time enter into one or more Interest Rate Protection Agreements with one or more of the Lenders party to the Credit Agreement or affiliates thereof for the purpose of hedging or otherwise protecting the Borrower against changes in interest rates (the liability of the Borrower in respect of such agreements with such Lenders or affiliates being hereinafter referred to as the "Hedging Liability") (the Agent, the Lenders, the Letter of Credit Issuers and such affiliates party to Interest Rate Protection Agreements being hereinafter referred to collectively as the "Guaranteed Creditors" and individually as a "Guaranteed Creditor"); and

        WHEREAS, as a condition to extending the credit facilities to the Borrower under the Credit Agreement, the Guaranteed Creditors have required, among other things, that the Guarantor execute and deliver this Guaranty; and

        WHEREAS, the Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Guaranteed Creditors to the Borrower; and

        NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, the Guarantor hereby makes the following





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representations and warranties to the Guaranteed Creditors
and hereby covenants and agrees with the Guaranteed Creditors as follows:

          Section 1. Definitions. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          Section 2. Guaranty. (a) The Guarantor hereby guarantees to the Guaranteed Creditors, the due and punctual payment when due of (i) any and all indebtedness, obligations and liabilities of the Borrower to the Guaranteed Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement and the obligations of the Borrower to reimburse the Guaranteed Creditors, or any of them individually, for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement, and all other obligations of the Borrower under any and all applications for Letters of Credit, and any and all liability of the Borrower arising under or in connection or otherwise evidenced by agreements with any one or more of the Guaranteed Creditors with respect to any Hedging Liability, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Guaranteed Creditors, and any of them, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor. The indebtedness, obligations and liabilities described in the immediately preceding clauses (i) and (ii) are hereinafter referred to as the "indebtedness hereby guaranteed". In case of failure by the Borrower punctually to pay any indebtedness hereby guaranteed, the Guarantor hereby agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrower. All payments hereunder by the Guarantor shall be made in immediately available funds in Dollars without setoff, counterclaim or other defense or withholding or deduction of any nature.

        (b) The Guarantor further agrees to pay on demand all reasonable expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by any Guaranteed Creditor in endeavoring to collect the indebtedness hereby guaranteed, or any part thereof, or in enforcing or endeavoring to enforce the Guarantor's obligations hereunder, or any part thereof, or in protecting, defending or enforcing this Guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise.

        (c) The Guarantor agrees that, upon demand, it will then pay to the Agent for the benefit of the Guaranteed Creditors the full amount of the indebtedness hereby guaranteed then due whether or not any one or more of the other guarantors shall then or thereafter pay any amount whatsoever in respect to their obligations under any other guaranty.



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        (d) The Guarantor agrees that it will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to it against any person liable for payment of the indebtedness hereby guaranteed, or as to any security therefor, unless and until the full amount owing to the Guaranteed Creditors of the indebtedness hereby guaranteed has been fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The payment by the Guarantor of any amount or amounts to the Guaranteed Creditors pursuant hereto shall not in any way entitle the Guarantor, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to the indebtedness hereby guaranteed or any part thereof or any collateral security therefor or any other rights or remedies in any way relating thereto or in and to any amounts theretofor, then or thereafter paid or applicable to the payment thereof howsoever such payment may be made and from whatsoever source such payment may be derived unless and until all of the indebtedness hereby guaranteed and all costs and expenses suffered or incurred by the Guaranteed Creditors in enforcing this Guaranty have been paid and satisfied in full and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated and unless and until such payment in full and termination, any payments made by the Guarantor hereunder and any other payments from whatsoever source derived on account of or applicable to the indebtedness hereby guaranteed or any part thereof shall be held and taken to be merely payments in gross to the Guaranteed Creditors reducing pro tanto the indebtedness hereby guaranteed.

        (e) To the extent permitted by the Credit Agreement, each Guaranteed Creditor may, without any notice whatsoever to the Guarantor, sell, assign, or transfer all of the indebtedness hereby guaranteed, or any part thereof, and in that event each and every immediate and successive assignee or transferee, of all or any part of the indebtedness hereby guaranteed, shall have the right through the Agent pursuant to Section 6(c) hereof to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee or transferee as fully as if such assignee or transferee were herein by name specifically given such rights, powers and benefits; but each Guaranteed Creditor through the Agent pursuant to
Section 6(c) hereof shall have an unimpaired right to enforce this Guaranty for its own benefit, as to so much of the indebtedness hereby guaranteed that it has not sold, assigned or transferred.

        (f) This Guaranty is a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect until written notice of its discontinuance executed by the Borrower and the Guarantor shall be actually received by the Guaranteed Creditors, and also until any and all of the indebtedness hereby guaranteed which was created or existing before receipt of such notice shall be fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The dissolution of the Guarantor shall not terminate this Guaranty until notice of such dissolution shall have been actually received by the Guaranteed Creditors, nor until all of the indebtedness hereby guaranteed, created or existing or committed to be extended in each case before receipt of such notice shall be fully paid and satisfied. The Guaranteed Creditors may at any time or from time to time release any



                                      -3-


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guarantor from its obligations under any other guaranty or effect any compromise with any such guarantor and no such release or compromise shall in any manner impair or otherwise affect the obligations hereunder of the Guarantor. No release, compromise, or discharge of any guarantor under any other guaranty shall release, compromise or discharge the obligations of the Guarantor hereunder.

        (g) In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Guarantor, the Borrower or any of its Subsidiaries, all of the indebtedness hereby guaranteed which is then existing shall immediately become due or accrued and payable from the Guarantor. All payments received from the Borrower or on account of the indebtedness hereby guaranteed from whatsoever source, shall be taken and applied as payment in gross, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Guaranteed Creditors.

        (h) The liability hereunder shall in no way be affected or impaired by (and the Guaranteed Creditors are hereby expressly authorized to make from time to time, without notice to the Guarantor), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, impairment, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the indebtedness hereby guaranteed, either express or implied, or of any Credit Document or any other contract or contracts evidencing any thereof, or of any security or collateral therefor or any guaranty thereof. The liability hereunder shall in no way be affected or impaired by any acceptance by the Guaranteed Creditors of any security for or other guarantors upon any of the indebtedness hereby guaranteed, or by any failure, neglect or omission on the part of the Guaranteed Creditors to realize upon or protect any of the indebtedness hereby guaranteed, or any collateral or security therefor (including, without limitation, impairment of collateral and failure to perfect security interest in any collateral), or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower or any guarantor, possessed by any of the Guaranteed Creditors, toward the liquidation of the indebtedness hereby guaranteed, or by any application of payments or credits thereon. The Guaranteed Creditors shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said indebtedness hereby guaranteed, or any part of same. In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of the Guaranteed Creditors, at any time, to resort for payment to the Borrower or to any other guarantor, or to any other person, its property or estate, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Guaranteed Creditors shall have the right to enforce this Guaranty against the Guarantor irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing are pending.

        (i) All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Borrower or the Guarantor or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of said indebtedness hereby guaranteed, and of any security and collateral



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therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived.

        (j) No act of commission or omission of any kind, or at any time, upon the part of the Guaranteed Creditors in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

        (k) The Guarantor waives any and all defenses, claims and discharges of the Borrower, or any other obligor or guarantor, pertaining to the indebtedness hereby guaranteed, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Guaranteed Creditors any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statue of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the indebtedness hereby guaranteed, or any set-off available against the Guaranteed Creditors to the Borrower or any such other person, whether or not on account of a related transaction. The Guarantor agrees that it shall be and remain liable for any deficiency remaining after foreclosure or other realization on any lien or security interest securing the indebtedness hereby guaranteed, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

        (l) If any payment applied by the Guaranteed Creditors to the indebtedness hereby guaranteed is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the indebtedness hereby guaranteed to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the indebtedness hereby guaranteed as fully as if such application had never been made.

        (m) The liability of the Guarantor under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor after the date hereof to the Guaranteed Creditors as a Guarantor of the indebtedness hereby guaranteed, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

          Section 3. Representations and Warranties. In order to induce the Guaranteed Creditors to enter into the Credit Agreement, to make the Loans, issue (or deemed issued) (and participate in) the Letters of Credit as provided therein and/or enter into the Interest Rate Protection Agreements, the Guarantor makes the following representations and warranties, in each case after giving effect to the consummation of the Transaction on the Closing Date, all of which shall survive the execution and delivery of this Guaranty, with the occurrence of the Closing Date and the occurrence of each Credit Event on or after the Closing Date being deemed to constitute a representation and warranty that the matters specified in this Section 3 are true and correct in all material respects on and as of the Closing Date and on the date of each such Credit Event.


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        (a) The Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership of property or the conduct of its business requires such qualification except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities or financial condition of the Guarantor.

        (b) The Guarantor has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Guarantor has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

        (c) Neither the execution, delivery or performance by the Guarantor of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein (i) will contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which any of the Credit Parties or any of their Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject (except that, as of the Closing Date, the Borrower has not obtained certain consents required in connection with the Merger, as set forth in Schedule 6.03 to the Credit Agreement) or (iii) will violate any provision of the certificate of incorporation or by-laws (or the equivalent charter documents) of the Guarantor.

        (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Closing Date and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which the Guarantor is a party, (ii) the legality, validity, binding effect or enforceability of any Credit Document to which the Guarantor is a party or (iii) the consummation of the Transaction.


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

        (e) The pro forma consolidated balance sheet of the Guarantor and its Subsidiaries as of the Closing Date reflects the pro forma financial position of the Guarantor and its Subsidiaries after giving effect to the Transaction, as if such Transaction had occurred on December 1, 1997.

          Section 4. Covenants. The Guarantor shall not, directly or indirectly,
(i) enter into or permit to exist any transaction or agreement (including without limitation any transaction or agreement with respect to any incurrence or assumption of Indebtedness, any purchase, sale, lease or exchange of any property or the rendering of any service or payment of any funds) between itself and any other Person (including any Affiliate), other than Permitted Holdings Transactions, (ii) issue any capital stock other than the Holdings Preferred Stock or Holding Common Stock, or incur or assume any Indebtedness other than pursuant to Permitted Holdings Transactions, (iii) engage in any business or conduct any activity (including the making of any investment or payment) other than the ownership of the capital stock of the Borrower and the performance of Permitted Holdings Transactions in accordance with the terms thereof, or sell, exchange or otherwise transfer any of its assets, (iv) consolidate or merge with or into any other Person, (v) redeem or purchase any of the Holdings Preferred Stock or the Exchange Debentures or any portion thereof, (vi) make any dividend payment in respect of the Holdings Preferred Stock prior to September 1, 2003 or make any interest payment on the Exchange Debentures prior to September 1, 2003, or (vii) amend or modify its certificate of incorporation, including its certificate of designations and any terms of the Holding Preferred Stock or Exchange Debentures. The Guarantor shall preserve, renew and keep in full force and effect its corporate existence and any rights, privileges and franchises necessary or desirable in the conduct of its business, and shall comply in all material respects with all material applicable laws, ordinances, rules, regulations, and requirements of governmental authorities, provided that the Guarantor may terminate any such right, privilege or franchise (other than its corporate existence) if its board of directors in good faith determines that such termination is in the best interest of the Guarantor and not materially disadvantageous to the Guaranteed Creditors. The Guarantor shall apply any dividends which it receives from the Borrower to the payment of dividends on the Holdings Preferred Stock or interest on the Exchange Debenture, as the case may be, and for no other purpose.

          Section 5. Event of Default. Upon the occurrence of (i) any default by the Guarantor in respect of any of its covenants hereunder or (ii) any Mandatory Redemption Event (as defined in the Holdings Preferred Stock) in respect of the Holdings Preferred Stock, or (iii) any Event of Default in respect of the Exchange Debentures (as defined in the Exchange Debentures), all of the indebtedness hereby guaranteed which is then existing shall immediately become due and payable from the Guarantor irrespective of whether such indebtedness is otherwise then due and payable.

          Section 6. Miscellaneous. (a) Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable.

        (b) Any demand for payment on this Guaranty or any other notice required or desired to be given hereunder to the Guarantor shall be in writing (including, without



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limitation, notice by telecopy) and shall be given to it in accordance with
Section 12.03 of the Credit Agreement, or such other address or telecopier number as such party may hereafter specify by notice to the Agent given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Each such notice, request or other communication shall be effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

        (c) No Guaranteed Creditor (other than the Agent) shall have the right to institute any suit, action or proceeding in equity or at law in connection with this Guaranty for the enforcement of any remedy under or upon this Guaranty; it being understood and intended that no one or more of the Guaranteed Creditors (other than the Agent) shall have any right in any manner whatsoever to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the benefit of the Guaranteed Creditors.

        (d) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE OF NEW YORK (without regard to principles of conflicts of laws) in which state it shall be performed by the Guarantor and may not be waived, amended, released or otherwise changed except by a writing signed by the Guaranteed Creditors. This Guaranty and every part thereof shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Guaranteed Creditors, shall be binding upon the Guarantor and upon the legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of the Guaranteed Creditors, their successors, legal representatives and assigns. The Guarantor waives notice of the Guaranteed Creditors' acceptance hereof. This Guaranty may be executed in counterparts and by different parties hereto on separate counterparts each of which shall be an original, but all together to be one and the same instrument.

        (e) The Guarantor's obligation hereunder to make payments in Dollars (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Guaranteed Creditors of the full amount of the Obligation Currency expressed to be payable to the Guaranteed Creditors under this Guaranty. If for the purpose of obtaining or enforcing judgment against the Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at the rate of exchange (as quoted by the Agent or if the Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date"). If there is a change


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in the rate of exchange prevailing between the Judgment Currency
Conversion Date and the date of actual payment of the amount due, the Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date. For purposes of determining any rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

        (f) The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Guaranty or the transactions contemplated hereby. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum. EACH OF THE GUARANTOR, THE AGENT AND THE GUARANTEED CREDITORS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                 [SIGNATURE PAGES TO FOLLOW]



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        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                                     "GUARANTOR"

                                                     EAGLE-PICHER HOLDINGS, INC.

                                                     By /s/   JOEL P. WYLER
                                                        ________________________
                                                        Name  Joel P. Wyler
                                                             ___________________
                                                        Title President
                                                             ___________________





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        Accepted and agreed to in New York, New York as of the date first above written.

                                                 ABN AMRO BANK N.V., as Agent as
                                                     aforesaid for the Guarantee
                                                      Creditors



                                                 By /s/ GREGORY D. AMOROSO
                                                     ___________________________
                                                     Its Group Vice President
                                                         _______________________



                                                 By /s/ PAUL WIDUCH
                                                     ___________________________
                                                     Its Group Vice President
                                                         _______________________

                                              Address:

                                                     1325 Avenue of the Americas
                                                     New York, New York
                                                     Attention:  Agency Services
                                                     Telephone:  (212) 314-1705
                                                     Telecopy:  (212) 314-1709



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